UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 8, 2006

Mitek Systems, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-15235	87-0418827
(Commission File Number)	(IRS Employer Identification No.)

8911 Balboa Ave, Suite B, San Diego, California	92123
(Address of Principal Executive Offices)	(Zip Code)

(858) 503-7810

(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01  Other Events.

On November 8, 2006, the Company announced that on November 8, 2006, the Company filed a registration statement with the Securities and Exchange Commission in connection with the Company's proposed merger with Parascript LLC. A copy of the press release announcing the filing of the registration statement is attached hereto as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

(c) Exhibits

Exhibit 99.1 Press Release dated November 8, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MITEK SYSTEMS, INC.

Date: November 13, 2006	By:	/s/ Tesfaye Hailemichael
Tesfaye Hailemichael
Chief Financial Officer

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